Exhibit 10.3

                  Supplemental Agreement No. 15

                               to

                   Purchase Agreement No. 1783

                             between

                       The Boeing Company

                               and

                   Continental Airlines, Inc.

              Relating to Boeing Model 757 Aircraft


     THIS SUPPLEMENTAL AGREEMENT, entered into as of February 18, 1999, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and CONTINENTAL AIRLINES, INC., a Delaware corporation with its principal office in Houston, Texas (Buyer);

     WHEREAS, the parties hereto entered into Purchase Agreement
No. 1783 dated March 18, 1993 (the Agreement), as amended and supplemented, relating to Boeing Model 757-200 aircraft (the
Aircraft); and

     WHEREAS, Boeing and Buyer have agreed on a method for dealing with delayed Aircraft to be delivered in 1999,and

     WHEREAS, Boeing and Buyer have mutually agreed to amend the Agreement to incorporate the effect of these and certain other changes;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.   Table of Contents and Articles:

     Remove and replace, in its entirety, the "Table of Contents", with the Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 15.

2.   Letter Agreements:

     Add new Letter Agreement 6-1162-DMH-680, "Delivery Delay
Resolution Program", attached hereto, to reflect the agreement between Buyer and Boeing regarding delayed aircraft to be delivered in 1999.



The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.


EXECUTED IN DUPLICATE as of the day and year first written above.


THE BOEING COMPANY                CONTINENTAL AIRLINES, INC.




By:    /s/ D. M. Hurt             By:   /s/ Brian Davis


Its:  Attorney-In-Fact            Its:  Vice President

                       TABLE OF CONTENTS

ARTICLES                                           Page  Revised
                                                           By

ARTICLE 1.   Subject Matter of Sale. . . . . . .   1-1   SA#12

ARTICLE 2.   Delivery, Title and Risk of Loss. .   2-1   SA#12

ARTICLE 3.   Price of Aircraft . . . . . . . . .   3-1   SA#12

ARTICLE 4.   Taxes . . . . . . . . . . . . . . .   4-1

ARTICLE 5.   Payment . . . . . . . . . . . . . .   5-1

ARTICLE 6.   Excusable Delay . . . . . . . . . .   6-1

ARTICLE 7.   Changes to the Detail Specification   7-1   SA#4

ARTICLE 8.   Federal Aviation Requirements and
               Certificates. . . . . . . . . . .   8-1

ARTICLE 9.   Representatives, Inspection,
               Flights and Test Data . . . . . .   9-1

ARTICLE 10.  Assignment, Resale or Lease . . . .   10-1

ARTICLE 11.  Termination for Certain Events. . .   11-1

ARTICLE 12.  Product Assurance; Disclaimer and
               Release; Exclusion of Liabilities;
               Customer Support; Indemnification
               and Insurance . . . . . . . . . .   12-1

ARTICLE 13.  Buyer Furnished Equipment and
             Spare Parts . . . . . . . . . . . .   13-1  SA#2

ARTICLE 14.  Contractual Notices and Requests. .   14-1

ARTICLE 15.  Miscellaneous . . . . . . . . . . .   15-1

Schedule for Delivery of Model 757-224 Aircraft.         SA#12

EXHIBITS

EXHIBIT A    Aircraft Configuration. . . . . . .   A-1   SA#8

EXHIBIT B    Product Assurance Document. . . . .   B-1   SA#2

EXHIBIT C    Customer Support Document . . . . .   C-1   SA#2

EXHIBIT D    Price Adjustments Due to Economic
               Fluctuations - Airframe and
               Engines . . . . . . . . . . . . .   D-1   SA#11

EXHIBIT E    Buyer Furnished Equipment Provisions
               Document. . . . . . . . . . . . .   E-1   SA#4

EXHIBIT F    Defined Terms Document. . . . . . .   F-1   SA#2


LETTER AGREEMENTS

1783-1             Spare Parts Support                   SA#2

1783-2             Seller Purchased Equipment            SA#2

1783-4             Waiver of Aircraft Demonstration      SA#2
                   Flights

1783-5             Promotional Support                   SA#2

1783-6             Configuration Matters                 SA#2

1783-7             Price Adjustment on Rolls-Royce       SA#2
                   Engines

1783-8             Spare Parts Provisioning              SA#2

1783-9R1           Escalation Sharing                    SA#10


6-1162-WLJ-359     Aircraft Performance Guarantees       SA#2

6-1162-WLJ-367R5   Disclosure of Confidential Info       SA#9

6-1162-WLJ-369     Additional Considerations             SA#2

6-1162-WLJ-372     Conditions Relating to                SA#2
                   Purchase Agreement

6-1162-WLJ-380     Performance Guarantees, Demonstrated  SA#2
                   Compliance

6-1162-WLJ-384     [CONFIDENTIAL MATERIAL OMITTED AND    SA#2
                   FILED SEPARATELY WITH THE SECURITIES
                   AND EXCHANGE COMMISSION PURSUANT TO
                   A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-WLJ-391R1   Special Purchase Agreement Provisions SA#4

6-1162-WLJ-393     [CONFIDENTIAL MATERIAL OMITTED AND    SA#2
                   FILED SEPARATELY WITH THE SECURITIES
                   AND EXCHANGE COMMISSION PURSUANT TO
                   A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-WLJ-405     Certain Additional Contractual        SA#2
                   Matters

6-1162-WLJ-409     Satisfaction of Conditions Relating   SA#2
                   to the Purchase Agreement

6-1162-WLJ-497     [CONFIDENTIAL MATERIAL OMITTED AND    SA#3
                   FILED SEPARATELY WITH THE SECURITIES
                   AND EXCHANGE COMMISSION PURSUANT TO
                   A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-RGP-946R1   Special Provisions Relating to        SA#5
                   the Rescheduled Aircraft

6-1162-MMF-289R1   [CONFIDENTIAL MATERIAL OMITTED AND    SA#10
                   FILED SEPARATELY WITH THE SECURITIES
                   AND EXCHANGE COMMISSION PURSUANT TO
                   A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-MMF-319     Special Provisions Relating to        SA#7
                   the Rescheduled Aircraft

6-1162-GOC-132R1   Special Matters                       SA#14

6-1162-DMH-680     Delivery Delay Resolution Program     SA#15

SUPPLEMENTAL AGREEMENTS               Dated as of:

Supplemental Agreement No. 1          April 29, 1993

Supplemental Agreement No. 2          November 4, 1993

Supplemental Agreement No. 3          November 19, 1993

Supplemental Agreement No. 4          March 31, 1995

Supplemental Agreement No. 5          November 30, 1995

Supplemental Agreement No. 6          June 13, 1996

Supplemental Agreement No. 7          July 23, 1996

Supplemental Agreement No. 8          October 27, 1996

Supplemental Agreement No. 9          August 13, 1997

Supplemental Agreement No. 10         October 10, 1997

Supplemental Agreement No. 11         July 30, 1998

Supplemental Agreement No. 12         September 29,1998

Supplemental Agreement No. 13         November 16, 1998

Supplemental Agreement No. 14         December 17,1998

Supplemental Agreement No. 15         February 18,1999

February  18, 1999
6-1162-DMH-680

Continental Airlines, Inc.
1600 Smith Street
Houston, TX  77002


Subject:     Delivery Delay Resolution Program

Reference:   (a)  Purchase Agreement No. 1951 between The Boeing
             Company (Boeing) and Continental Airlines, Inc.
             (Customer) relating to Model 737 aircraft

             (b)  Purchase Agreement No. 1783 between Boeing and
             Customer relating to Model 757 aircraft

             (c)  Letter Agreement 6-1162-DMH-678 dated December
             29, 1998, Subject:  1998 Delivery Delay Settlement

Ladies and Gentlemen:

This Letter Agreement amends and supplements the above reference
(a) and (b) Purchase Agreements (the Agreements). All terms used but not defined in this Letter Agreement have the same meaning as in the Agreements.

1.    Revised Delivery of Aircraft.

      Boeing has found it necessary to reschedule the delivery month of certain Aircraft ( the Delayed Aircraft) as set forth below:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

Boeing shall deliver each Delayed Aircraft in accordance with the terms of the Agreements during or before the Revised Schedule Month specified above. The calendar interval between the original schedule and revised schedule described above is the "Delay
Period."

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

2.    Aircraft Purchase Price.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

3.    Advance Payments Adjustments for Aircraft.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

4.    Monetary Adjustment for Delivery Delay.

      Boeing will pay to Customer on the date of delivery the settlement amount calculated from the table provided in Attachment A hereto for each day of delay, beginning with the first day of the month following the Original Scheduled Month to and including the day prior to the date for delivery of each such Delayed Aircraft. The settlement amount, so calculated, will be provided to Customer in the form of a credit memorandum, which amount may be used for Boeing goods and services or may be applied against the purchase price of the Delayed Aircraft.

5.    Purchase Agreement Revision.

     Except as specifically set forth in this Letter Agreement, the rights and obligations of the parties under the terms and conditions of the Agreements, including the provisions of Article
6, Excusable Delay, remain in full force and effect.

6.    EXCLUSIVE REMEDY.

      THE OBLIGATIONS OF BOEING EXPRESSLY SET FORTH IN THIS LETTER AGREEMENT ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND CUSTOMER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF CUSTOMER AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE WITH RESPECT TO THE DELAY IN DELIVERY OF THE DELAYED AIRCRAFT. BOEING'S PERFORMANCE OF ITS OBLIGATIONS HEREUNDER SHALL CONSTITUTE FULL AND FINAL SETTLEMENT AND SATISFACTION OF ALL CLAIMS OR CAUSES OF ACTION OF CUSTOMER AGAINST BOEING RELATING TO THE DELAY IN DELIVERY OF THE DELAYED AIRCRAFT AND WILL BE REFLECTED IN A REDUCED INVOICE AMOUNT OR A CREDIT MEMORANDUM.

7. Confidential Treatment. Customer understands that certain commercial and financial information contained in this Letter Agreement and the attachments hereto are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except to the extent required by law or governmental regulation.


Very truly yours,

THE BOEING COMPANY


By         /s/ D. M. Hurt

Its           Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  February 18, 1999

CONTINENTAL AIRLINES, INC.


By       /s/ Brian Davis

Its       Vice President

Attachment A to
Letter Agreement No. 6-1162-DMH-680




                       COMPENSATION TABLE


The following table identifies the daily amount Boeing is required to pay in settlement to compensation Customer for the delayed delivery.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]